Exhibit 99.1

WILSHIRE BANCORP, INC.
CONTACT:
Alex Ko, EVP & CFO, (213) 427-6560
www.wilshirebank.com

Wilshire Bancorp Announces Adjustments to the

Financial Results Reported for the Second Quarter of 2011

Company reports net income available to common shareholders of
$2.1 million, or $0.04 per diluted share, for the second quarter of 2011

LOS ANGELES (August 15, 2011) – Wilshire Bancorp, Inc. (NASDAQ: WIBC), the holding company for Wilshire State Bank, announced today that it will report net income available to common shareholders of $2.1 million, or $0.04 per basic and diluted share for the quarter ended June 30, 2011 in the Company’s Quarterly Report on Form 10-Q that will be filed with the Securities and Exchange Commission today, August 15, 2011.

These results differ from the preliminary results that were reported in the Company’s earnings release for the second quarter of 2011 that was issued on July 26, 2011.  On a preliminary basis, the Company had reported a $4.6 million net loss available to common shareholders, or ($0.09) per basic and diluted share, for the second quarter of 2011.

Wilshire Bancorp previously determined that it was probable that the goodwill related to the acquisition of the Company’s East Coast branches had been impaired on a preliminary basis.  As such, the Company recorded a preliminary non-cash goodwill impairment charge in the amount of $6.7 million, which represented a write-down of all of the goodwill carried on the balance sheet as was presented in our preliminary earnings release for the second quarter of 2011. Upon further evaluation and analysis, management concluded that there was no impairment of goodwill and that the fair value of the East Coast branches exceeded its carrying value as of June 30, 2011.  The determination was based on the Company’s goodwill impairment analysis, which was performed in accordance with ASC 350-20. The financial results reported in the Quarterly Report on Form 10-Q to be filed today reflects no goodwill impairment charge on the Company’s Statement of Operations and goodwill of $6.7 million continues to remain on the Company’s Consolidated Balance Sheet.

“We are pleased to have returned to profitable operations in the second quarter,” said Jae Whan (J.W.) Yoo, President and CEO of Wilshire Bancorp.  “We believe we are clearly heading in the right direction and we can steadily increase our profitability in the foreseeable future.”

The revised Statement of Operations for the three and six months ended June 30, 2011 and the revised Balance Sheet as of June 30, 2011 are included at the end of this release.  For more information regarding the adjustment to the Company’s financial results reported for the second quarter of 2011, please refer to the Company’s Quarterly Report on Form 10-Q on the Securities and Exchange Commission’s website at www.sec.gov or on the Investor Relations section of the Company’s website www.wilshirebank.com.

COMPANY INFORMATION

Headquartered in Los Angeles, Wilshire State Bank operates 24 branch offices in California, Texas, New Jersey and New York, and six loan production offices in Dallas, Houston, Atlanta, Denver, Annandale, Virginia, and Fort Lee, New Jersey, and is an SBA preferred lender nationwide. Wilshire State Bank is a community bank with a focus on commercial real estate lending and general commercial banking, with its primary market encompassing the multi-ethnic populations of the Los Angeles Metropolitan area. Wilshire Bancorp’s strategic goals include increasing shareholder and franchise value by continuing to grow its multi-ethnic banking business and expanding its geographic reach to other similar markets with strong levels of small business activity.

www.wilshirebank.com

FORWARD-LOOKING STATEMENTS

Statements concerning future performance, events, or any other guidance on future periods constitute forward-looking statements that are subject to a number of risks and uncertainties that might cause actual results to differ materially from stated expectations. Specific factors include, but are not limited to, loan production and sales, credit quality, the ability to expand net interest margin, the ability to continue to attract low-cost deposits, success of expansion efforts, competition in the marketplace and general economic conditions. Any financial information contained in this release should be read in conjunction with the consolidated financial statements and notes included in Wilshire Bancorp’s most recent reports on Form 10-K and Form 10-Q, as filed with the Securities and Exchange Commission, as they may be amended from time to time. Results of operations for the most recent quarter are not necessarily indicative of operating results for any future periods. Any projections in this release are based on limited information currently available to management and are subject to change. Since management will only provide guidance at certain points during the year, Wilshire Bancorp will not necessarily update the information. Such information speaks only as of the date of this release. Additional information on these and other factors that could affect financial results are included in filings by Wilshire Bancorp with the Securities and Exchange Commission.

###

CONSOLIDATED BALANCE SHEET
(dollars in thousands) (unaudited)	June 30,	March 31,		June 30,
	2011	2011	% Change	2010	% Change
ASSETS:
Cash and Due from Banks	$97,499	$68,827	42%	$134,707	-28%
Federal Funds Sold and Other Cash Equivalents	115,005	5	2300000%	224,005	-49%
Total Cash and Cash Equivalents	212,504	68,832	209%	358,712	-41%

Investment Securities Available For Sale	307,309	340,812	-10%	506,381	-39%
Investment Securities Held To Maturity	74	80	-8%	96	-23%
Total Investment Securities	307,383	340,892	-10%	506,477	-39%
Loans:

Loans Held For Sale	66,429	136,769	-51%	16,965	292%

Real Estate Construction	57,637	73,879	-22%	57,379	0%
Residential Real Estate	90,715	91,842	-1%	106,057	-14%
Commercial Real Estate	1,558,067	1,656,495	-6%	1,885,897	-17%
Commercial and Industrial	294,438	310,225	-5%	370,323	-20%
Consumer	15,430	14,675	5%	18,401	-16%
Total Loans	2,016,287	2,147,116	-6%	2,438,057	-17%
Allowance For Loan Losses	(110,995)	(114,842)	-3%	(91,419)	21%
Loans, Net of Allowance for Loan Losses	1,905,292	2,032,274	-6%	2,346,638	-19%

Accrued Interest Receivable	8,082	9,829	-18%	13,427	-40%
Due from Customers on Acceptances	509	169	201%	611	-17%
Other Real Estate Owned	8,499	8,512	0%	6,540	30%
Premises and Equipment	13,243	13,555	-2%	13,741	-4%
Federal Home Loan Bank (FHLB) Stock, at Cost	17,033	17,796	-4%	20,075	-15%
Cash Surrender Value of Life Insurance	19,582	18,812	4%	18,354	7%
Investment in affordable housing partnerships	33,697	34,781	-3%	29,665	14%
Deferred Income Taxes	19,112	19,112	0%	28,199	-32%
Servicing Assets	8,561	7,664	12%	6,655	29%
Goodwill	6,675	6,675	0%	6,675	0%
FDIC Indemnification	21,912	26,673	-18%	28,538	-23%
Other Assets	32,739	46,756	-30%	35,822	-9%
TOTAL ASSETS	$2,681,252	$2,789,101	-4%	$3,437,094	-22%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Non-interest Bearing Demand Deposits	$449,270	$484,402	-7%	$427,793	5%
Savings and Interest Checking	110,097	109,399	1%	100,210	10%
Money Market Deposits	587,442	622,078	-6%	908,112	-35%
Time Deposits in denomination of $100,000 or more	646,238	670,686	-4%	752,656	-14%
Other Time Deposits	360,825	383,462	-6%	712,698	-49%
Total Deposits	2,153,872	2,270,027	-5%	2,901,469	-26%

FHLB Borrowings and Federal Funds Purchased	110,000	215,000	-49%	145,306	-24%
Acceptance Outstanding	509	169	201%	611	-17%
Junior Subordinated Debentures	87,321	87,321	0%	87,321	0%
Accrued Interest Payable	3,651	4,049	-10%	5,461	-33%
Other Liabilities	35,730	34,783	3%	29,491	21%
Total Liabilities	2,391,083	2,611,349	-8%	3,169,659	-25%

STOCKHOLDERS’ EQUITY:
Preferred Stock	60,721	60,584	0%	60,186	1%
Common Stock	164,585	55,655	196%	55,370	197%
Retained Earnings	61,106	58,994	4%	147,325	-59%
Accumulated Other Comprehensive Income	3,757	2,519	49%	4,554	-18%
Total Stockholders’ Equity	290,169	177,752	63%	267,435	9%
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,681,252	$2,789,101	-4%	$3,437,094	-22%

(continued)

CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands, except per share data) (unaudited)
	Quarter Ended			Quarter Ended
	June 30, 2011	March 31, 2011	% Change	June 30, 2010	% Change

INTEREST INCOME
Interest and Fees on Loans	$30,767	$33,462	-8%	$36,079	-15%
Interest on Investment Securities	2,156	1,983	9%	4,756	-55%
Interest on Federal Funds Sold	74	179	-59%	294	-75%
Total Interest Income	32,997	35,624	-7%	41,129	-20%

INTEREST EXPENSE
Deposits	4,663	5,110	-9%	10,476	-55%
FHLB Advances and Other Borrowings	999	1,219	-18%	1,414	-29%
Total Interest Expense	5,662	6,329	-11%	11,890	-52%

Net Interest Income Before Provision for Losses on Loans and Loan Commitments	27,335	29,295	-7%	29,239	-7%
Provision for Losses on Loans and Loan Commitments	10,300	44,800	-77%	32,200	-68%

Net Interest Income (Loss) After Provision for Losses on Loans and Loan Commitments	17,035	(15,505)	-210%	(2,961)	-675%

NONINTEREST INCOME
Service Charges on Deposits	3,149	3,080	2%	3,215	-2%
(Loss) Gain on Sales of Loans, Net	(1,282)	3,592	-136%	1,444	-189%
Loans Held For Sale Valuation	(2,324)	-	0%	-	0%
Gain on Sale of Investment Securities	6	36	-83%	3,658	-100%
Other	2,179	1,968	11%	1,561	40%
Total Noninterest Income	1,728	8,676	-80%	9,878	-83%

NONINTEREST EXPENSES
Salaries and Employee Benefits	6,753	7,817	-14%	7,284	-7%
Goodwill Impairment	-	-	0%	-	0%
Occupancy & Equipment	2,053	1,980	4%	1,946	5%
Data Processing	773	712	9%	690	12%
Other	7,035	6,967	1%	6,212	13%
Total Noninterest Expenses	16,614	17,476	-5%	16,132	3%

Income (Loss) Before Income Taxes	2,149	(24,305)	-109%	(9,215)	-123%
Income Taxes (Benefit) Provision	(877)	26,888	-103%	(5,551)	-84%
NET INCOME (LOSS)	$3,026	$(51,193)	-106%	$(3,664)	-183%

Preferred Stock Cash Dividend and Accretion of Preferred Stock Discount	913	912	0%	906	1%
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,113	$(52,105)	-104%	$(4,570)	-146%

PER COMMON SHARE INFORMATION
Basic Earnings (Loss) Per Common Share	$0.04	$(1.77)	-102%	$(0.15)	-127%
Diluted Earnings (Loss) Per Common Share	$0.04	$(1.77)	-102%	$(0.15)	-127%

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING:
Basic	50,151,459	29,476,288		29,487,994
Diluted	50,165,970	29,476,288		29,487,994

(continued)

CONSOLIDATED STATEMENT OF OPERATIONS
(dollars in thousands, except per share data) (unaudited)
	Six Months Ended
	June 30, 2011	June 30, 2010	% Change

INTEREST INCOME
Interest and Fees on Loans	$64,229	$71,383	-10%
Interest on Investment Securities	4,139	10,371	-60%
Interest on Federal Funds Sold	253	676	-63%
Total Interest Income	68,621	82,430	-17%

INTEREST EXPENSE
Deposits	9,773	21,650	-55%
FHLB Advances and Other Borrowings	2,217	2,983	-26%
Total Interest Expense	11,990	24,633	-51%

Net Interest Income Before Provision for Losses on Loans and Loan Commitments	56,631	57,797	-2%
Provision for Losses on Loans and Loan Commitments	55,100	49,200	12%

Net Interest Income After Provision for Losses on Loans and Loan Commitments	1,531	8,597	-82%

NONINTEREST INCOME
Service Charges on Deposits	6,229	6,439	-3%
Gain on Sales of Loans	2,310	1,480	56%
Loans Held For Sale Valuation	(2,324)	-	0%
Gain on Sale of Investment Securities	42	6,142	-99%
Other	4,134	3,602	15%
Total Noninterest Income	10,391	17,663	-41%

NONINTEREST EXPENSES
Salaries and Employee Benefits	14,569	14,399	1%
Goodwill Impairment	-	-	0%
Occupancy & Equipment	4,033	4,127	-2%
Data Processing	1,485	1,327	12%
Other	13,992	10,969	28%
Total Noninterest Expenses	34,079	30,822	11%

Loss Before Income Taxes	(22,157)	(4,562)	386%
Income Taxes Provision (Benefit)	26,010	(4,213)	-717%
NET (LOSS) INCOME	$(48,167)	$(349)	13701%

Preferred Stock Cash Dividend and Accretion of Preferred Stock Discount	1,826	1,809	1%
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(49,993)	$(2,158)	2217%

PER COMMON SHARE INFORMATION
Basic Loss Per Common Share	$(1.25)	$(0.07)	1686%
Diluted Loss Per Common Share	$(1.25)	$(0.07)	1686%

WEIGHTED-AVERAGE COMMON SHARES OUTSTANDING:
Basic	39,870,987	29,486,011
Diluted	39,870,987	29,486,011

(concluded)